UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2019

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW

Suite 100

Suwanee, Georgia 30024

(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 15, 2019, certain wholly owned subsidiaries of Regional Health Properties, Inc. (collectively, “Seller”) entered into a Purchase and Sale Agreement (the “PSA”) with affiliates of MED Healthcare Partners LLC (collectively, “Buyer”) with respect to four (4) skilled nursing facilities owned by the Seller.

Subject to the terms and conditions of the PSA, the Seller agreed to sell, and the Buyer agreed to purchase, all of the Seller’s right, title and interest in: (a) that certain 182-bed skilled nursing facility commonly known as Attalla Health & Rehab located in Attalla, AL; (b) that certain 100-bed skilled nursing facility commonly known as Healthcare at College Park located in College Park, GA; (c) that certain 118-bed skilled nursing facility commonly known as Quail Creek Nursing & Rehabilitation Center located in Oklahoma City, OK; and (d) that certain 100-bed skilled nursing facility commonly known as Northwest Nursing Center located in Oklahoma City, OK (collectively, the “Facilities”). The Buyer’s obligation to complete such purchase and sale is subject to specified closing conditions, including a thirty (30) day due diligence period (the “Due Diligence Period”).  During the Due Diligence Period, the Buyer may, in its sole and absolute discretion, terminate the PSA by written notice to the Seller for any reason or no reason and receive the return of its security deposit. The Due Diligence Period will expire on May, 15 2019, at 5:00 p.m. Eastern Time.

The aggregate purchase price for the Facilities is $28,500,000.00 in cash, as prorated and adjusted in accordance with the PSA. Pursuant to the PSA, the Buyer deposited a first deposit of $150,000 into an escrow account.  A second deposit of $150,000 is due from the Buyer after the expiration of the Due Diligence Period.

If the Buyer does not terminate the PSA for any or no reason prior to the expiration of the Due Diligence Period and fails to timely make the second deposit of $150,000, then such failure shall be a default by the Buyer and the Seller may then elect to terminate the PSA and receive the first deposit as liquidated damages. The closing under the PSA is scheduled for thirty (30) days after the expiration of the Due Diligence Period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 18, 2019	REGIONAL HEALTH PROPERTIES, INC.

/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President

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